UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 10, 2006
(Date of earliest event reported)

                Citicorp Residential Mortgage Trust Series 2006-1
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           (Exact name of issuing entity as specified in its charter)

                 Citicorp Residential Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                            Citicorp Trust Bank, fsb
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               (Exact name of sponsor as specified in its charter)


            New York                333-132319-01             Applied For
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(State or other jurisdiction     (Commission File No.       (IRS Employer
of incorporation                  of issuing entity)      Identification No.
of issuing entity)                                        of issuing entity)



     1000 Technology Drive, O'Fallon, Missouri                    63368
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Address of principal executive offices                          (Zip Code)

Depositor's telephone number, including area code            (636) 261-1313
                                                 -------------------------------

                 250 East Carpenter Freeway, Irving, Texas 75062
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 6.01   ABS Informational and Computational Material
            --------------------------------------------

            Attached as an exhibit are ABS informational and computational materials (as defined in Regulation AB (17 C.F.R. 229)) prepared by Citigroup Global Markets Inc.

ITEM 9.01 Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                          Description
-----------                          -----------

      (99.1) ABS informational and computational materials in connection with Citicorp Residential Mortgage Trust Series 2006-1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CITICORP RESIDENTIAL MORTGAGE
                                       SECURITIES, INC.

August 10, 2006

                                       /s/ Michael J. Tarpley
                                       -----------------------------------------
                                       Michael J. Tarpley
                                       Assistant Secretary

                              INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (99.1)              ABS informational and computational
                          materials in connection with Citicorp   E
                          Residential Mortgage Trust Series
                          2006-1.